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                                                                    Exhibit 99.1

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                      MERRILL LYNCH MORTGAGE LENDING INC.,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                          Dated as of November 1, 2006

              Specialty Underwriting and Residential Finance Trust
           (Mortgage Loan Asset-Backed Certificates, Series 2006-BC5)

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                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
ARTICLE I  CONVEYANCE OF MORTGAGE LOANS..................................     1
   Section 1.01. Sale of Mortgage Loans..................................     1
   Section 1.02. Delivery of Documents...................................     1
   Section 1.03. Review of Documentation.................................     2
   Section 1.04. Representations and Warranties Regarding the
                 Seller..................................................     2
   Section 1.05. Grant Clause............................................     9
   Section 1.06. Assignment by Depositor.................................     9

ARTICLE II MISCELLANEOUS PROVISIONS......................................     9
   Section 2.01. Binding Nature of Agreement; Assignment.................     9
   Section 2.02. Entire Agreement........................................     9
   Section 2.03. Amendment...............................................     9
   Section 2.04. Governing Law...........................................    10
   Section 2.05. Severability of Provisions..............................    10
   Section 2.06. Indulgences; No Waivers.................................    10
   Section 2.07. Headings Not to Affect Interpretation...................    10
   Section 2.08. Benefits of Agreement...................................    10
   Section 2.09. Counterparts............................................    10

                                    SCHEDULE

SCHEDULE A Mortgage Loan Schedule

     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of November 1, 2006 (the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of November 1, 2006, among the Depositor, U.S. Bank National Association, as trustee (the "Trustee"), and Wilshire Credit Corporation, as servicer (the "Servicer").

                                   WITNESSETH:

     WHEREAS, the Seller has acquired or originated certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

     WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor; and

     WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of approximately $865,000,000. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after November 1, 2006 other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution hereof, the Depositor tenders the purchase price for the Mortgage Loans.

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or


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its designee) the following documents or instruments with respect to each
Mortgage Loan (each a "Mortgage File") so transferred and assigned; provided that for Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

     (a) The Original Mortgage Note endorsed, "Pay to the order of U.S. Bank National Association, as trustee - SURF 2006-BC5, without recourse" together with all riders thereto. The Mortgage Note shall include all intervening endorsements showing a complete chain of the title from the originator to the Seller.

     (b) Except as provided below and for each Mortgage Loan that is not a MERS Loan, the original recorded Mortgage together with all riders thereto, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with all riders thereto certified by the Seller to be true copy of the original of the Mortgage that has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Loan, the original Mortgage together with all riders thereto, noting the presence of the MIN of the Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

     (c) In the case of each Mortgage Loan that is not a MERS Loan, the original Assignment of each Mortgage, to "U.S. Bank National Association, as trustee - SURF 2006-BC5."

     (d) The original policy of title insurance (or a preliminary title report, commitment or binder if the original title insurance policy has not been received from the title insurance company).

     (e) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located.

     (f) Originals of all assumption and modification agreements, if any.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the trustee, U.S. Bank National Association (the "Trustee"), for the Mortgage Loans for the Depositor. The Trustee is required to review, within sixty (60) days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective (that is, mutilated, damaged, defaced or unexecuted) in any material respect, the Seller shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Pooling Agreement.

     Section 1.04. Representations and Warranties Regarding the Seller.

     (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:


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          (i) The Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the federal stock charter or bylaws of the Seller;

          (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement; and

          (vi) The Seller (A) currently operates or actively participates in an on-going and active program or business to make periodic purchases of mortgage loans from originators or other sellers, with a portion of the proceeds generated by such program or business being used to purchase mortgages made to borrowers who are: low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80% of the area median income) and/or very low-income families (families with incomes of 60% or less of area median income), and (B) agree that Freddie Mac for a period of two (2) years following the date of this Agreement may contact the Seller to confirm that it continues to operate or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Seller's activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller must make reasonable efforts to provide such information to Freddie Mac.

     (b) The Seller hereby represents and warrants to the Depositor the following with respect to the Mortgage Loans as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty of Seller under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the Seller under any applicable representation or warranty made by it.


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          (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides a true, complete, and accurate and there are no material omissions of material facts.

          (ii) Each Mortgage is a valid and enforceable lien on the Mortgaged Property, subject only to (a) in the case of the second lien Mortgage Loans, the related first lien,(b) the lien of non-delinquent real property taxes and assessments not yet due and payable, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally, specifically referred to in the lender's title insurance policy referred to in x below or referred to or otherwise considered in the appraisal made in connection with the origination of the related Mortgage Loan, and (d) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (iii) Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller was the sole legal and beneficial owner of each Mortgage Loan and had full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity. lien, pledge, charge, claim or security interest.

          (iv) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (v) There is no valid set-offs or defense to any Mortgage Note or Mortgage.

          (vi) There are no mechanic's or similar liens or claims that have been filed for work, labor or material and there are not outstanding rights that under law, could give rise to such lien, which would affect the Mortgaged Property as a lien senior to or equal to the lien of the Mortgage Loan.

          (vii) Each Mortgaged Property is, (i) undamaged by any toxic materials or other environmental hazards on, in or potentially affecting such Mortgage Property; and (ii) free and clear of damage and waste and there is no proceeding pending for the total or partial condemnation.

          (viii) Each Mortgage Loan is in compliance with local, state or federal law or regulation designated to protect the health and safety of the occupants of the Mortgaged Property.

          (ix) As of the Closing Date, the Mortgage Loan has not been modified in any material respect including as to prepayment charges (except that a Mortgage Loan may have been modified by a written instrument that has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificate Holders).

          (x) With respect to each first lien Mortgage Loan that is covered by a lender's policy of title insurance, each such policy is enforceable, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac and is in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the first priority lien of the related Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy.


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          (xi) With respect to each second lien Mortgage Loan, either (a) no consent for the second lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

          (xii) [Intentionally omitted.]

          (xiii) To the best of the Seller's knowledge, as of the date of origination all of the improvements that were included for the purpose of determining the appraisal value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (xiv) To the best of the Seller's knowledge, as of the date of origination no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

          (xv) To the best of the Seller's knowledge, as of the date of origination all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities, and the Mortgaged Property is lawfully occupied under applicable law.

          (xvi) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law, except that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (xvii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

          (xviii) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (xix) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificate Holders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (xx) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due to the Seller have been capitalized under the Mortgage or the related Mortgage Note.


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          (xxi) The origination practices used by the Seller with respect to each Mortgage Loan have been in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state where the Mortgaged Property is located.

          (xxii) The Mortgage Note is not, and has not been, secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property.

          (xxiii) With respect to Mortgage Loans at the Cut-off Date, all buildings on the Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located. All such individual insurance policies contain a standard mortgagee clause naming the Seller or the original mortgagee, or its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (xxiv) With respect to Mortgage Loans, if the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property.

          (xxv) To the best of the Seller's knowledge, there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

          (xxvi) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (xxvii) Each Mortgaged Property is of a type described in the Prospectus Supplement.

          (xxviii) Each Mortgage Loan is being serviced by the Servicer.

          (xxix) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property that satisfies the standards of the Program Documents and the standards under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 was obtained. The appraisal was signed by a qualified appraiser, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

          (xxx) The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Section 1.04(b) can be made.

          (xxxi) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


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          (xxxii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (as determined without regard to Treasury Regulations Section 1.860G-2(a)(3)(iii) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period).

          (xxxiii) Each prepayment charge is permissible and enforceable in accordance with its terms upon the Mortgagor's full and voluntary Principal Prepayment (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally; (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof) under applicable law.

          (xxxiv) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is in violation of any comparable state law.

          (xxxv) The Seller has caused and will cause the servicer for each Mortgage Loan to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

          (xxxvi) No proceeds from any Mortgage Loan are to be used to finance single-premium credit insurance policies.

          (xxxvii) No Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years. Any Mortgage Loans originated prior to such date will not impose prepayment charges in excess of five years.

          (xxxviii) As of the Closing Date, no Mortgage Loan is in foreclosure.

          (xxxix) No Mortgage Loan provides for interest other than at either
     (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treasury Regulation
     Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan.

          (xl) As of the Closing Date, the Seller would not institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment date for such Mortgage Loan based on such Mortgage Loan's delinquency status.

          (xli) There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the state of Georgia.

          (xlii) There is no Mortgage Loan that was originated on or after March 7, 2003 which is a "high cost home loan" as defined under the Georgia Fair Lending Act.

          (xliii) None of the Mortgage Loans (a) is a "High Cost Mortgage" as defined in Regulation Z, Section 226.32 or otherwise subject to the provisions of the Homeownership and Equity Protection Act of 1994 or any similar state or local law or (b) was made or serviced in violation of the provisions of any applicable predatory lending laws or regulations.

          (xliv) No Mortgage Loan is classified as a high cost mortgage loan under HOEPA, and no Mortgage Loan is a "high cost home," "covered," "high risk home" or "predatory" loan under


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

     any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          (xlv) No Mortgage Loan is a "high cost," "covered" or other similarly designated loan as defined under any state, local or federal law, which law contains provisions that may result in liability to the purchaser or assignee of such loan.

          (xlvi) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws.

          (xlvii) All Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws.

          (xlviii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.7, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

          (xlix) None of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act.

          (l) No Mortgage Loan originated on or after August 1, 2004 requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

          (li) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

          (lii) The Mortgage contains an enforceable provision for acceleration of the payment of the unpaid principal in the event the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder.

          (liii) No fraud has taken place on the part of the originator or any person in connection with the origination of the Mortgage Loan.

          (liv) Each Mortgage Loan in Group One has a Stated Principal Balance as of the Cut-off Date that complies with the loan limitations of Fannie Mae and Freddie Mac as in effect on the Cut-off Date.

          (lv) With respect to each Mortgage Loan, the Mortgagor was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities.

          (lvi) The methodology used in underwriting the extension of credit for each Mortgage Loan in the Trust Fund did not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The Mortgage Loan originator's methodology employed objective criteria such as the Mortgagor's income, assets and


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     liabilities, in making a determination as to the Mortgagor's ability make timely payments on the Mortgage Loan.

          (lvii) No Mortgagor under a Mortgage Loan in the Trust Fund was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater.

          (lviii) With respect to any Mortgage Loans that are on manufactured housing, upon the origination of each Mortgage Loan the manufactured housing unit either: (i) will be the principal residence of the Mortgagor or (ii) will be classified as real property under applicable state law.

          (lix) All first lien Mortgage Loans contained in the Group One pool, have original Principal Balances within the Freddie Mac dollar limits for conforming one-to-four family Mortgage Loans.

          (lx) With respect to any subordinate lien Mortgage Loans contained in the Group One pool, (i) such Mortgage Loans are on one-to-four family residences that are the principal residence of the Mortgagor; (ii) do not have an original Principal Balance that exceeds one-half of the one-unit limitation for first lien Mortgage Loans, i.e., $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units; and (iii) the original Principal Balance of the first lien Mortgage Loan plus the original Principal Balance of any subordinate lien Mortgage Loan relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limits for first lien Mortgage Loans for that property type.

     It is understood and agreed that the representations and warranties set forth in Sections 1.04(a) and (b) herein shall survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by any of the Seller, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, payment charges or the interest of the Certificate Holders, the party discovering such breach shall give prompt written notice to the other parties. Within ninety (90) days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two (2) year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor, the Servicer and each Certificate Holder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor, the Servicer and any Certificate Holder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or
(ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the

Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Certificate Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, and rescind or add any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clauses (iii) and (iv) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely effect in any material respect the interests of any Holder, if the Person requesting such amendment obtains (i) an opinion of counsel addressed to the Trustee to such effect or (ii) a letter from each Rating Agency that such amendment will not result in a reduction or withdrawal of its rating of any Class of the Certificates.

     (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Certificate Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificate Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Certificate Holders of which are required to consent to any such amendment without the consent of the Certificate Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Certificate Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (b) It shall not be necessary for the consent of Certificate Holders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificate Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

                            [Intentionally Omitted]

                                    Sch. A-1